EXHIBIT 4.4


                         FEDEX CORPORATION, as Issuer,
                          THE GUARANTORS NAMED HEREIN,
                     THE ADDITIONAL GUARANTORS NAMED HEREIN
                                      AND
                             THE BANK OF NEW YORK,
                                   as Trustee

                             Supplemental Indenture
                                     No. 2

                       6 5/8% Notes due February 12, 2004
                       6 7/8% Notes due February 15, 2006
                       7 1/4% Notes due February 15, 2011


     SUPPLEMENTAL INDENTURE NO. 2, dated as of April 27, 2001 between FedEx Corporation, a Delaware Corporation (the "Company"), the Guarantors referred to in the Indenture defined below, FedEx Trade Networks, Inc., Tower Group International, Inc., Tower Group International Canada Inc., Caribbean Transportation Services, Inc., World Tariff, Limited, FedEx Ground Package System, Ltd., FedEx Corporate Services, Inc., FedEx Supply Chain Services, Inc., FedEx Freight System, Inc., American Freightways, Inc., Federal Express Aviation Services, Incorporated, Federal Express (Australia) Pty Ltd., Federal Express International (France) SNC, Federal Express (Singapore) Pte. Ltd., Federal Express Europe, Inc., Federal Express Europe, Inc. & Co., V.O.F./S.N.C., Federal Express Holdings (Mexico) y Compania S.N.C. de C.V., Federal Express Holdings S.A., Federal Express International, Inc., Federal Express Pacific, Inc., and Federal Express Virgin Islands, Inc. (the "Additional Guarantors"), and The Bank of New York, a New York banking corporation, as Trustee (the "Trustee").

                                    RECITALS

     The Company, the Guarantors and the Trustee have executed and delivered an Indenture dated as of February 12, 2001 and a Supplemental Indenture No. 1 dated as of February 20, 2001 (as supplemented, the "Indenture") to provide for the issuance of the 6 5/8% Notes due 2004, the 6 7/8% Notes due 2006 and the 7 1/4% Notes due 2011;

     Section 12.03 of the Indenture provides that each Person who becomes a Guarantor shall execute a supplemental indenture evidencing the same;

     The Additional Guarantors each desire to become a Guarantor under the Indenture; and

     All acts and proceedings required by law, the Indenture and the organizational documents of the Company, the Guarantors and the Additional Guarantors necessary to constitute this Supplemental Indenture No. 2 a valid and binding agreement for the uses and purposes set forth herein have been done and performed, and the execution and delivery of this Supplemental Indenture No. 2 have in all respects been duly authorized.

     NOW, THEREFORE, this Indenture witnesseth:

     For and in consideration of the premises and good and valuable consideration the receipt whereof is hereby acknowledged, it is mutually covenanted and agreed, for the equal and proportionate benefit of the holders of the Notes of each series, as follows:

                                   ARTICLE 1
     RELATION TO THE INDENTURE; DEFINITIONS AND OTHER PROVISIONS OF GENERAL
                                  APPLICATION

     Section 1.01. Relation to the Indenture. This Supplemental Indenture No. 2 constitutes an integral part of the Indenture.

     Section 1.02. Definitions and Other Provisions of General Application. For all purposes of this Supplemental Indenture No. 2 unless otherwise specified herein:

     (a) all terms defined in this Indenture which are used and not otherwise defined herein shall have the meanings they are given in the Indenture; and

     (b) the provisions of general application stated in Section 1.01 of the Indenture shall apply to this Supplemental Indenture No. 2, except that the words "herein," "hereof," "hereto" and "hereunder" and other words of similar import refer to this Supplemental Indenture as a whole and not to the Indenture or any particular Article, Section or other subdivision of the Indenture or this Supplemental Indenture No. 2.

                                   ARTICLE 2


     Section 2.01. Addition Of Guarantors. The Additional Guarantors are each hereby made a party to the Indenture as a Guarantor thereunder.

                                   ARTICLE 3
                            MISCELLANEOUS PROVISIONS

     Section 3.01. Supplemental Indenture. The Indenture, as supplemented and amended by this Supplemental Indenture No. 2, is in all respects hereby adopted, ratified and confirmed.

     Section 3.02. Effectiveness. This Supplemental Indenture No. 2 shall take effect as of the date hereof.

     Section 3.03. Execution By The Trustee. The Trustee has executed this Supplemental Indenture No. 2 only upon the terms and conditions set forth in the Indenture. Without limiting the generality of the foregoing, the Trustee shall not be responsible for the correctness of the recitals herein contained, which shall be taken as the statements of the Company, the Guarantors and the Additional Guarantors, and the Trustee makes no representation and shall have no responsibility for, or in respect of, the validity or sufficiency of this Supplemental Indenture No. 2 or the execution hereof by any Person (other than the Trustee).

     Section 3.04. Governing Law. This Supplemental Indenture No. 2 shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said State.

     Section 3.05. Counterparts. This Supplemental Indenture No. 2 may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture No. 2 to be duly executed, as of the day and year first written above.

                                       FEDEX CORPORATION
Attest:

By: /s/ ANDREW M. PAALBORG             By: /s/ BURNETTA B. WILLIAMS
   -------------------------------        ----------------------------------
   Name:  Andrew M. Paalborg              Name:  Burnetta B. Williams
   Title: Assistant Secretary             Title: Staff Vice President and
                                                   Assistant Treasurer

                                       FEDERAL EXPRESS CORPORATION
Attest:

By: /s/ ANDREW M. PAALBORG             By: /s/ TRACY G. SCHMIDT
   -------------------------------        ----------------------------------
   Name:  Andrew M. Paalborg              Name:  Tracy G. Schmidt
   Title: Assistant Secretary             Title: Senior Vice President and
                                                   Chief Financial Officer

                                       FEDEX GROUND PACKAGE SYSTEM, INC.
Attest:

By: /s/ STEVEN H. TAYLOR               By: /s/ RONALD R. TROMBETTA
   -------------------------------        ----------------------------------
   Name:  Steven H. Taylor                Name:  Ronald R. Trombetta
   Title: S.V.P. & Gen. Counsel           Title: S.V.P. Finance/CFO

                                       FEDEX CUSTOM CRITICAL, INC.
Attest:

By: /s/ KIMBLE H. SCOTT                By: /s/ BRENDAN L. O'SULLIVAN
   -------------------------------        ----------------------------------
   Name:  Kimble H. Scott                 Name:  Brendan L. O'Sullivan
   Title: VP & General Counsel            Title: VP Finance and CFO

                                       VIKING FREIGHT, INC.
Attest:

By: /s/ RICHARD GOLDABER               By: /s/ MARSHALL WITT
   -------------------------------        ----------------------------------
   Name:  Richard Goldaber                Name:  Marshall Witt
   Title: Vice President and              Title: Vice President of Finance
            General Counsel                        and Administration and
                                                   Chief Financial Officer

                                       FEDERAL EXPRESS CANADA LTD.
Attest:

By: /s/ LISA GOLDSCHLEGER              By: /s/ KARL O. STINGILY
   -------------------------------        ----------------------------------
   Name:  Lisa Goldschleger               Name:  Karl O. Stingily
   Title: Secretary                       Title: V.P. Finance/P&A

                                       FEDERAL EXPRESS JAPAN K.K.
Attest:

By: /s/ HAROLD W. WEST                 By: /s/ DAVID J. ROSS
   -------------------------------        ----------------------------------
   Name:  Harold W. West                  Name:  David J. Ross
   Title: Representative Director         Title: Representative Director

                                       FEDEX TRADE NETWORKS, INC.
Attest:

By: /s/ C. EDWARD KLANK III            By: /s/ ALAN J. MELUSKEY
   -------------------------------        ----------------------------------
   Name:  C. Edward Klank III             Name:  Alan J. Meluskey
   Title: Assistant Secretary             Title: Vice President-Finance and
                                                   Administration and Chief
                                                   Financial Officer

                                       TOWER GROUP INTERNATIONAL, INC.
Attest:

By: /s/ C. EDWARD KLANK III            By: /s/ DONALD P. VOGEL
   -------------------------------        ----------------------------------
   Name:  C. Edward Klank III             Name:  Donald P. Vogel
   Title: Assistant Secretary             Title: Vice President Finance

                                       TOWER GROUP INTERNATIONAL CANADA INC.
Attest:

By: /s/ PENELOPE W. REGISTER           By: /s/ G. EDMOND CLARK
   -------------------------------        ----------------------------------
   Name:  Penelope W. Register            Name:  G. Edmond Clark
   Title: VP and General Counsel          Title: Chairman of the Board and
                                                 Chief Executive Officer

                                       CARIBBEAN TRANSPORTATION SERVICES, INC.
Attest:

By: /s/ RICHARD FAIETA                 By: /s/ LYNN H. TURMAN
   -------------------------------        ----------------------------------
   Name:  Richard Faieta                  Name:  Lynn H. Turman
   Title: President/CEO                   Title: Vice President, Controller and
                                                   Assistant Treasurer

                                       WORLD TARIFF, LIMITED
Attest:

By: /s/ ROBERT T. MOLINET              By: /s/ ALAN J. MELUSKEY
   -------------------------------        ----------------------------------
   Name:  Robert T. Molinet               Name:  Alan J. Meluskey
   Title: Assistant Secretary             Title: Vice President, Chief Financial
                                                   Officer and Treasurer

                                       FEDEX GROUND PACKAGE SYSTEM, LTD.
Attest:

By: /s/ STEVEN H. TAYLOR               By: /s/ RONALD R. TROMBETTA
   -------------------------------        ----------------------------------
   Name:  Steven H. Taylor                Name:  Ronald R. Trombetta
   Title: S.V.P. & Gen. Counsel           Title: S.V.P. Finance/CFO

                                       FEDEX CORPORATE SERVICES, INC.
Attest:

By: /s/ C. EDWARD KLANK III            By: /s/ ROBERT A. GREEN
   -------------------------------        ----------------------------------
   Name:  C. Edward Klank III             Name:  Robert A. Green
   Title: Assistant Secretary             Title: Vice President - Finance

                                       FEDEX SUPPLY CHAIN SERVICES, INC.
Attest:

By: /s/ C. EDWARD KLANK III            By: /s/ LORI A. LUTEY
   -------------------------------        ----------------------------------
   Name:  C. Edward Klank III             Name:  Lori A. Lutey
   Title: Assistant Secretary             Title: Vice President - Finance
                                                   and Administration

                                       FEDEX FREIGHT SYSTEM, INC.
Attest:

By: /s/ C. EDWARD KLANK III            By: /s/ DONALD C. BROWN
   -------------------------------        ----------------------------------
   Name:  C. Edward Klank III             Name:  Donald C. Brown
   Title: Assistant Secretary             Title: Senior Vice President and
                                                   Chief Financial Officer

                                       AMERICAN FREIGHTWAYS, INC.
Attest:

By: /s/ C. EDWARD KLANK III            By: /s/ FRANK CONNER
   -------------------------------        ----------------------------------
   Name:  C. Edward Klank III             Name:  Frank Conner
   Title: Assistant Secretary             Title: Executive Vice President -
                                                   Accounting & Finance and
                                                   Chief Financial Officer

                                       FEDERAL EXPRESS AVIATION SERVICES,
                                         INCORPORATED
Attest:

By: /s/ KENNETH R. MASTERSON           By: /s/ JAMES R. PARKER
   -------------------------------        ----------------------------------
   Name:  Kenneth R. Masterson            Name:  James R. Parker
   Title: Secretary                       Title: President and
                                                   Chief Executive Officer

                                       FEDERAL EXPRESS (AUSTRALIA) PTY LTD.
Attest:

By: /s/ ANDREW M. PAALBORG             By: /s/ ANDREW J. DA ROZA
   -------------------------------        ----------------------------------
   Name:  Andrew M. Paalborg              Name:  Andrew J. da Roza
   Title: Assistant Secretary,            Title: Director
            FedEx Corporation

                                       FEDERAL EXPRESS INTERNATIONAL (FRANCE)
                                         SNC
Attest:

By: /s/ ANDREW M. PAALBORG             By: /s/ ALAIN CHAILLE
   -------------------------------        ----------------------------------
   Name:  Andrew M. Paalborg              Name:  Alain Chaille
   Title: Assistant Secretary,            Title: Director
            FedEx Corporation

                                       FEDERAL EXPRESS (SINGAPORE) PTE. LTD.
Attest:

By: /s/ ANDREW M. PAALBORG             By: /s/ ANDREW J. DA ROZA
   -------------------------------        ----------------------------------
   Name:  Andrew M. Paalborg              Name:  Andrew J. da Roza
   Title: Assistant Secretary,            Title: Director
            FedEx Corporation

                                       FEDERAL EXPRESS EUROPE, INC.
Attest:

By: /s/ BURNETTA B. WILLIAMS           By: /s/ KENNETH F. KOVAL
   -------------------------------        ----------------------------------
   Name:  Burnetta B. Williams            Name:  Kenneth F. Koval
   Title: Treasurer                       Title: Vice President and
                                                   Chief Financial Officer

                                       FEDERAL EXPRESS EUROPE, INC. & CO.,
                                         V.O.F./S.N.C.
Attest:

By: /s/ ANDREW M. PAALBORG             By: /s/ KENNETH F. KOVAL
   -------------------------------        ----------------------------------
   Name:  Andrew M. Paalborg              Name:  Kenneth F. Koval
   Title: Assistant Secretary,            Title: Director
            FedEx Corporation

                                       FEDERAL EXPRESS HOLDINGS (MEXICO) Y
                                         COMPANIA S.N.C. DE C.V.
Attest:

By: /s/ ANDREW M. PAALBORG             By: /s/ JUAN N. CENTO
   -------------------------------        ----------------------------------
   Name:  Andrew M. Paalborg              Name:  Juan N. Cento
   Title: Assistant Secretary,            Title: Director
            FedEx Corporation

                                       FEDERAL EXPRESS HOLDINGS S.A.
Attest:

By: /s/ BURNETTA B. WILLIAMS           By: /s/ JUAN N. CENTO
   -------------------------------        ----------------------------------
   Name:  Burnetta B. Williams            Name:  Juan N. Cento
   Title: Treasurer                       Title: President

                                       FEDERAL EXPRESS INTERNATIONAL, INC.
Attest:

By: /s/ BURNETTA B. WILLIAMS           By: /s/ DAVID J. BRONCZEK
   -------------------------------        ----------------------------------
   Name:  Burnetta B. Williams            Name:  David J. Bronczek
   Title: Treasurer                       Title: Chairman of the Board and
                                                   Chief Executive Officer

                                       FEDERAL EXPRESS PACIFIC, INC.
Attest:

By: /s/ BURNETTA B. WILLIAMS           By: /s/ MICHAEL L. DUCKER
   -------------------------------        ----------------------------------
   Name:  Burnetta B. Williams            Name:  Michael L. Ducker
   Title: Treasurer                       Title: Chairman of the Board and
                                                   Chief Executive Officer

                                       FEDERAL EXPRESS VIRGIN ISLANDS, INC.
Attest:

By: /s/ CHARLES E. KENNEDY             By: /s/ JULIO COLOMBA
   -------------------------------        ----------------------------------
   Name:  Charles E. Kennedy              Name:  Julio Colomba
   Title: Secretary                       Title: President

                                       THE BANK OF NEW YORK, as Trustee


                                       By: /s/ STEFAN VICTORY
                                          ----------------------------------
                                          Name:  Stefan Victory
                                          Title: Agent

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